Exhibit 10.6



                                 PROMISSORY NOTE
                                 ---------------


$7,000,000.00                                                 JANUARY  3,  2006

     FOR VALUED RECEIVED: to-wit, money loaned, REEDY CREEK ACQUISITION COMPANY, LLC, A FLORIDA LIMITED LIABILITY COMPANY, 2462 SAND LAKE ROAD, ORLANDO, FL 32809 (hereinafter referred to as the "BORROWER") promises to pay to the order of BANKERS CREDIT CORPORATION, A FLORIDA CORPORATION, (the "LENDER") at 1053 Maitland Center Commons Blvd., Suite 201, Maitland, FL 32751, or wherever else Lender may specify, the sum of SEVEN MILLION AND 00/100 DOLLARS ($7,000,000.00) with interest until paid.

                              FUNDING OF THE LOAN:

     THE LENDER SHALL FUND THE LOAN EVIDENCED BY THIS PROMISSORY NOTE IN TWO INSTALLMENTS. THE FIRST INSTALLMENT OF THREE MILLION AND 00/100 DOLLARS ($3,000,000.00) WILL BE FUNDED ON JANUARY 3, 2006. THE SECOND AND FINAL INSTALLMENT OF FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00) WILL BE FUNDED ON OR BEFORE MARCH 31, 2006, OR AS FUNDS ARE AVAILABLE TO THE LENDER FOR ADVANCEMENT TO THE BORROWER, WHICHEVER SHALL LATER OCCUR. IF THE LENDER DOES NOT HAVE FUNDS AVAILABLE TO ADVANCE AS CONTEMPLATED HEREIN, THE LENDER SHALL BE UNDER NO FURTHER OBLIGATION TO ADVANCE SUCH FUNDS. THE BORROWER UNDERSTANDS AND AGREES THAT THE LENDER'S ABILITY TO ADVANCE FUNDS IS CONTINGENT UPON THE ACTIONS OF THIRD PARTIES OVER WHOM THE LENDER HAS NO CONTROL.

                           CONTRACT RATE OF INTEREST:

     The principal balance of this Note outstanding from time to time shall bear interest at an adjustable rate of interest equal to the Wall Street Journal published prime rate plus seven and three-fourths percent (7.75%) per annum, simple interest, provided however that the minimum rate of interest shall never be less than fifteen percent (15%) per annum, simple interest, nor ever be more than the highest rate allowable under Florida Law.


                                TERMS OF PAYMENT:

A. Interest accrued at the rate aforesaid on the outstanding principal balance shall be due and payable monthly beginning February 3, 2006 and continuing thereafter on the 3rd day of each month for eleven (11) consecutive months, until January 3, 2007, the "Maturity Date" (defined hereinafter), at which time the entire unpaid principal balance of the Note and all accrued and unpaid interest thereon shall be due and payable.

B. Unless sooner paid, the entire remaining principal balance of this Note, plus accrued and unpaid interest thereon, shall be due and payable, in full, on JANUARY 3, 2007 (THE 'MATURITY DATE")

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C.     THIS  NOTE  MAY  NOT BE PREPAID IN WHOLE OR IN PART PRIOR TO JULY 3, 2006
WITHOUT PAYMENT OF A PENALTY EQUAL TO ONE PERCENT (1%) OF THE AMOUNT PREPAID. THEREAFTER, THIS LOAN MAY BE PREPAID IN WHOLE OR IN PART WITHOUT PAYMENT OF A PENALTY. PROVIDED, HOWEVER, WHEN THIS LOAN IS PAID IN FULL ON THE MATURITY DATE OR SOONER, AS THE CASE MAY BE, THE BORROWER SHALL PAY AN "EXIT FEE" EQUAL TO ONE PERCENT (1%) OF THE FUNDS ADVANCED BY THE LENDER UNDER THE TERMS OF THIS NOTE. THE EXIT FEE IS IN ADDITION TO ANY PRE-PAYMENT PENALTY WHICH MAY ALSO BE APPLICABLE.

     Borrower  hereby  further  covenants,  warrants  and  agrees  as  follows:

     LATE  PAYMENT; DEFAULT RATE.  Borrower agrees to pay a late charge equal to
     ---------------------------
TEN percent (10.00%) of each payment of principal and/or interest which is not paid within FIVE (5) days of the date on which it is due. At Lender's option, the contract rate shall be the highest rate allowed under Florida Law per annum, commencing with and continuing for so long as the loan or any portion thereof is in default (as hereinafter defined).

     COSTS  OF  COLLECTION.  Upon  Borrower's  default and where Lender deems it
     ---------------------
necessary or proper to employ an attorney to enforce collection of any unpaid balance of this Note or to otherwise protect its interest hereunder; then Borrower agrees to pay Lender's reasonable attorney's fee (including appellate costs, if any) and collection costs. Liability for reasonable attorney's fees and costs shall exist whether or not any suit or proceeding is commenced.

     COLLATERAL.  Payment  of  this Note, and all obligations of the undersigned
     ----------
Borrower hereunder (the "OBLIGATIONS") to Lender, its successors and assigns, is secured, inter alia, by that certain Mortgage of even date herewith (the
"SECURITY DOCUMENT"), executed and delivered by Borrower, with the Security Documents recorded or to be recorded in the Public Records of OSCEOLA COUNTY, Florida, encumbering the real property (the "PROPERTY") described therein. The Security Documents are, by this reference, incorporated herein. This Note is further secured by any other property of Borrower in the possession of, or in which Lender holds a security interest under any other loans between Borrower and Lender.

     REMEDIES;  NON-WAIVER  OF  DEFAULT.  The  remedies  of  Lender, as provided
     ----------------------------------
herein, in the Security Documents shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of Lender and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective as a waiver thereof unless it is set forth in a written document executed by Lender and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to any subsequent event.

     WAIVERS.  Borrower  and all sureties, endorsers and guarantors of this Note
     -------
hereby (A) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices, filing of suit and diligence in collecting this note, in enforcing any of the security rights of the Lender or in proceeding against the Property; (B) agree to any substitution, exchange,

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addition  or  release  of  any of the Property or the addition of release of any party or person primarily or secondarily liable hereon; (C) agree that Lender shall not be required first to institute any suit, or to exhaust its remedies against Borrower or any other person or party to become liable hereunder or against the Property in order to enforce payment of this Note; (D) consent to any extension, modification, amendment, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgence with respect hereto without further notice, consent or consideration to any of the foregoing (except the express written release by Lender of any such person), and shall be and remain jointly and severally, directly and primarily, liable for all sums due under this Note, the Security Documents.

     COMPLETION  OF  BLANKS.  In  the  event any provision(s) of this instrument
     ----------------------
shall be left blank or incomplete, Borrower hereby authorizes and empowers Lender to supply and complete the necessary information as a ministerial task consistent with the understanding between the parties.

     SETOFF.  Upon  the  occurrence  of  any  of  the  "EVENTS  OF  DEFAULT," as
     ------
hereinafter defined, Lender is herewith expressly authorized to exercise its right of setoff or bank lien as to any monies deposited in demand, checking, time, savings or other accounts of any nature maintained in and with Lender by any Borrower without advance notice. Said right of setoff shall also be exercised and applicable where Lender is indebted to any signer hereof by reason of any certificate of deposit, note or otherwise.

     EVENTS  OF  DEFAULT.  Borrower shall be in default under this Note upon the
     -------------------
happening  of  any of the following events, circumstances or conditions; namely:

          a. default in the payment within fifteen (15) days of the date when due of any of the Obligations of the Borrower hereunder or in connection herewith or any other Obligations of Borrower or any affiliate (as defined in 11 U.S.C. Sec.101(a), hereinafter "AFFILIATE") of Borrower or any endorser, guarantor or surety for Borrower to Lender, howsoever created, primary or secondary, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, or of any other covenant, warranty or undertaking expressed herein, therein, or in any other document establishing said endorsement, guaranty or surety, or any other document executed by Borrower in conjunction herewith; or any other document or agreement made as part of any other loans of Borrower from Lender; or

          b. any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower, or any guarantor, endorser or surety for Borrower in connection with this Note or to induce Lender to make the loan to Borrower evidenced by this Note which was false in any material respect when made or furnished or has become materially false, if such warranty of Borrower or guarantor, endorser or surety for Borrower was ongoing in nature; or

          c. Borrower or any guarantor, endorser or surety for Borrower shall allow the acquisition of substantially all of the business or assets of Borrower or endorser or guarantor or surety for Borrower or a material portion of such business assets if such a sale is outside Borrower's or guarantor's, endorser's or surety's ordinary course of business or more than fifty percent (50%) of the outstanding stock or voting power of Borrower in a single transaction or a series of transactions, or enter into any transaction of merger or consolidation without prior written consent of Lender; or

          d. after the notice provided in the Loan Agreement and expiration of all cure periods provided therein, failure of a corporate Borrower or guarantor, endorser or surety which is a corporation or limited partnership to maintain its existence in good standing; or

          e. upon the entry of any monetary judgment or the assessment and/or filing of any tax lien against Borrower not satisfied or superseded within thirty (30) days, or upon the issuance of any writ of garnishment, judicial seizure of, or attachment against any property of, debts due or rights of Borrower or any guarantor, endorser or surety, to specifically include commencement of any action or proceeding to seize monies of Borrower or any guarantor, endorser or surety on deposit in any bank account with Lender that is not dismissed within thirty (30) days after Borrower receives notice thereof; or

          f. the Borrower or any guarantor, endorser or surety for said Borrower shall be a debtor, either voluntary or involuntary, under (and as the term debtor is defined in) the Federal Bankruptcy Code and, if involuntary, such proceedings are not dismissed within sixty (60) days; or

          g. after the notice provided in the Loan Agreement and expiration of all cure periods provided therein, failure of Borrower or any guarantor, endorser or surety to furnish financial statements or other financial information reasonably requested by Lender within the time periods allowed by the Loan Documents; or

          h. loss, theft, substantial damage, destruction, sale or encumbrance to or of any collateral for this Note not adequately covered by insurance; or

          i. after the notice provided in the Loan Agreement and expiration of all cure periods provided therein, should there occur any default in the performance of any continuing obligation of the Borrower or any other obligated party under the Security Documents or the Loan Documents.

          j. after the notice provided in the Loan Agreement and expiration of all cure periods provided therein, should there occur any default in the performance of any continuing obligation of the Borrower or any other obligated party under the Security Documents, Loan Documents, or any of them.

     REMEDIES  ON DEFAULT (INCLUDING POWERS OF SALE). Upon the occurrence of any
     -----------------------------------------------
of the foregoing events, circumstances or conditions of default, all of the Obligations evidenced herein and secured hereby shall at the option of the Lender, immediately be due and payable without notice. Further, Lender shall then have all the rights and remedies of a secured party under the Uniform Commercial Code and the common law, as adopted by the state of Lender's office as set forth herein.

     In addition, and without limitation thereto, Lender shall have the following specific rights and remedies:

     1. to exercise all remedies available to Lender under the Security Documents and the Loan Documents;

     2. to enforce the provisions of this Note in any court of competent jurisdiction;

     3. to exercise its rights of setoff by applying any monies of Borrower on deposit with Lender toward payment of the Obligations evidenced or referred to herein or secured hereby, without notice. If any process is issued or ordered to be served on Lender, seeking to seize Borrower's rights and/or interest in any bank account maintained with Lender, the balance in any said account shall immediately be deemed to have been and shall be set off against any and all Obligations of Borrower to Lender, as of the time of issuance of any such writ or process, whether or not Borrower and/or Lender shall then have been served therewith;

     4. to apply the proceeds realized from disposition of any collateral for this Note to satisfy the following terms, in the order here listed:

          a. the expenses of taking, removing, maintaining, holding for sale, repairing or otherwise preparing for sale and selling of said collateral specifically including the Lender's reasonable attorney's fees (including appellate costs, if any) and both legal and collection expenses;

          b. next, to the expense of liquidating any liens, security interests, attachments or encumbrances upon the property encumbered by the Security Documents, whether inferior or superior to the security interest therein created;

          c. and finally, to the unpaid principal and all accumulated interest hereunder and to any other debt owed to Lender by the Borrower.

     Any surplus, after the satisfaction of the foregoing items (a) through (c) shall be paid to Borrower or to any other party lawfully entitled thereto and known to this Lender. Further, if proceeds realized from disposition of the any collateral for this Note shall fail to satisfy and of the foregoing items (a) through (c), Borrower shall forthwith pay deficiency balance to Lender. NOTHING HEREIN SHALL BE DEEMED TO REQUIRE THE LENDER TO PURSUE ANY PARTICULAR REMEDY AVAILABLE HEREUNDER PRIOR TO THE PURSUIT OF ANY OTHER REMEDY. NOTHING HEREIN SHALL BE DEEMED TO REQUIRE THE LENDER TO SEEK RECOURSE AGAINST ANY COLLATERAL FOR THIS NOTE PRIOR TO THE EXERCISE OF ANY OTHER REMEDY AVAILABLE TO THE LENDER HEREUNDER.

     MISCELLANEOUS.
     -------------

     No waivers, amendments or modifications of this Note shall be valid unless in writing.

     All terms and expressions contained herein which are defined in Articles 1, 3, 4 or 9 of the Uniform Commercial Code of the State of Florida shall have the same meaning herein as in said Articles of said Code.

     All rights of Lender hereunder shall inure to the benefit of its successors and assigns; and all obligations of Borrower shall bind his heirs, executors, administrators, successors and/or assigns.

     If more than one person has signed this Note, such parties are jointly and severally obligated hereunder. Further, use of the masculine pronoun herein shall include the feminine and neuter and also the plural.

     If any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

     As used herein, the words "Borrower" and "Lender" shall be deemed to include Borrower and Lender as defined herein and their respective heirs, personal representatives, successors and assigns.

     This Note is executed and delivered at the place of execution and, to the extent permitted under the laws of any other state in which it is enforced, shall be construed and enforced in accordance with the laws of the State of Florida.

     WAIVER  OF  JURY  TRIAL.  BORROWER  (BY  EXECUTION  HEREOF)  AND LENDER (BY
     -----------------------
ACCEPTANCE OF THIS NOTE) EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES, THAT:

     1. NEITHER BORROWER NOR LENDER, ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS NOTE, ANY OTHER LOAN AGREEMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES HERETO;

     2. NEITHER THE BORROWER NOR LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

     3. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

     4. NEITHER THE BORROWER NOR LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND

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     5.   THIS  PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS
TRANSACTION.

     IN WITNESS WHEREOF, Borrower, on the day and year first written above, has caused this Note to be executed under seal by (I) if a corporation, partnership or other entity, its duly authorized officer(s) or partner(s), as applicable, or
(II)  if  by  individuals,  hereunto  setting  their  hands  and  seals.

REEDY  CREEK  ACQUISITION  COMPANY,  LLC,
A  FLORIDA  LIMITED  LIABILITY  COMPANY:



BY:  /s/ Malcolm J. Wright
     ---------------------------------
     MALCOLM  J.  WRIGHT
     MANAGER

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